Exhibit 10.18

INTELLECTUAL PROPERTY SECURITY AGREEMENT

INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Agreement”), dated as of April 13, 2006, by and among (a) each of the Persons listed on Schedule I hereto (each such Person, individually, a “Borrower” and, collectively, the “Borrowers”), (b) each of the Persons listed on Schedule II hereto (each such Person, individually, a “Facility Guarantor” and, collectively, the “Facility Guarantors”) (the Borrowers and the Facility Guarantors are hereinafter referred to, individually, as a “Grantor” and, collectively, as the “Grantors”), and (c) Bank of America, N.A., a national banking association, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Secured Parties (as defined in the Security Agreement referred to below), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, reference is made to that certain Credit Agreement, dated as of even date herewith (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and between, among others, (i) the Grantors, as Loan Parties, (ii) Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Secured Parties, (iii) the Collateral Agent, and (iv) the Lenders party thereto (the “Lenders”), pursuant to which the Lenders have agreed to make Revolving Credit Loans to the Borrowers, and the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrowers, upon the terms and subject to the conditions specified in the Credit Agreement; and

WHEREAS, reference is also made to that certain Guaranty, dated as of even date herewith (as amended, modified, supplemented or restated and in effect from time to time, the “Guaranty”), executed by the Facility Guarantors in favor of the Administrative Agent and the other Secured Parties, pursuant to which each Facility Guarantor guarantees the payment and performance of the Guaranteed Obligations (as defined in the Guaranty); and

WHEREAS, the obligations of the Lenders to make Revolving Credit Loans and of the Issuing Banks to issue Letters of Credit are each conditioned upon, among other things, the execution and delivery by the Grantors of (i) that certain Security Agreement, dated as of even date herewith (as amended, modified, supplemented or restated and in effect from time to time, the “Security Agreement”), by and among the Grantors and the Collateral Agent, pursuant to which each Grantor grants to the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) a security interest in and to the Collateral (as defined in the Security Agreement), and (ii) an agreement in the form hereof, pursuant to which each Grantor grants to the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) a security interest in and to the IP Collateral (as defined herein), in order to secure the Secured Obligations (as defined herein).

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantors and the Collateral Agent, on its own behalf and on behalf of the other Secured Parties (and each of their respective successors or assigns), hereby agree as follows:

SECTION 1. GENERAL

(a) Definitions. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement or the Security Agreement (as applicable). In addition, as used herein, the following terms shall have the following meanings:

“Copyrights” shall mean all copyrights and like protections in each work of authorship or derivative work thereof, whether registered or unregistered and whether published or unpublished, including, without limitation, the United States copyright registrations and copyright applications listed on EXHIBIT A annexed hereto and made a part hereof, together with all registrations and recordings thereof and all applications in connection therewith.

“Copyright Licenses” shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right under any Copyright, including, without limitation, the agreements listed on EXHIBIT A annexed hereto and made a part hereof.

“Copyright Office” shall mean the United States Copyright Office or any other federal governmental agency which may hereafter perform its functions.

“Intellectual Property” shall mean each of the items specified in Sections 2(a), (b), (c), (d), (e), and (f).

“IP Collateral” shall have the meaning assigned to such term in SECTION 2 hereof.

“Licenses” shall mean, collectively, the Copyright Licenses, Patent Licenses, Trademark Licenses, and any other license providing for the grant by or to any Grantor of any right to use Intellectual Property as such term is defined herein.

“Patents” shall mean all patents and applications for patents, and the inventions and improvements therein disclosed, and any and all divisions, revisions, reissues and continuations, continuations-in-part, extensions, and reexaminations of said patents including, without limitation, the United States patents and patent applications listed on EXHIBIT B annexed hereto and made a part hereof.

“Patent Licenses” shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right under any Patent, including, without limitation, the agreements listed on EXHIBIT B annexed hereto and made a part hereof.

“PTO” shall mean the United States Patent and Trademark Office or any other federal governmental agency which may hereafter perform its functions.

“Secured Obligations” shall have the meaning assigned to such term in the Security Agreement.

“Trademarks” shall mean all trademarks, trade names, corporate names, company names, Internet domain names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers, whether registered or unregistered, including, without limitation, the United States trademark registrations and trademark applications listed on EXHIBIT C annexed hereto and made a part hereof, together with all registrations thereof, all applications in connection therewith, and any goodwill of the business connected with, and symbolized by, any of the foregoing.

“Trademark Licenses” shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right under any Trademark, including, without limitation, the agreements listed on EXHIBIT C annexed hereto and made a part hereof.

(b) Rules of Interpretation. The rules of interpretation specified in Sections 1.02 through 1.07 of the Credit Agreement shall be applicable to this Agreement.

SECTION 2. Grant of Security Interest. In furtherance and as confirmation of the Security Interest granted by the Grantors to the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) under the Security Agreement, and as further security for the payment or performance, as the case may be, in full of the Secured Obligations, each of the Grantors hereby ratifies such Security Interest and grants to the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) a continuing security interest, in all of the present and future right, title and interest of such Grantor in, to and under the following property, and each item thereof, whether now owned or existing or hereafter acquired or arising, together with all products, proceeds, substitutions, and accessions of or to any of the following property (collectively, the “IP Collateral”):

(a) All Copyrights.

(b) All Patents.

(c) All Trademarks.

(d) All renewals of any of the foregoing.

(e) All trade secrets, know-how and other proprietary information; works of authorship and other copyrightable works (including copyrights for computer programs), and all tangible and intangible property embodying the foregoing; inventions (whether or not patentable) and all improvements thereto; industrial design applications and registered industrial designs; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases, and other physical manifestations, embodiments or incorporations of any of the foregoing, and all other intellectual property and proprietary rights.

(f) All General Intangibles connected with the use of, or related to, any and all Intellectual Property (including, without limitation, all goodwill of each Grantor and its business, products and services appurtenant to, associated with, or symbolized by, any and all Intellectual Property and the use thereof).

(g) All Licenses and all income, royalties, damages and payments now and hereafter due and/or payable under and with respect to any of the foregoing, including, without limitation, payments under all Licenses entered into in connection therewith and damages and payments for past or future infringements, misappropriations or dilutions thereof.

(h) The right to sue for past, present and future infringements, misappropriations and dilutions of any of the foregoing.

(i) All of the Grantors’ rights corresponding to any of the foregoing throughout the world.

Notwithstanding the foregoing, no Trademark shall be included in the definition of IP Collateral to the extent that the grant of a security interest in such Trademark would result in, permit or provide grounds for the cancellation or invalidation of such Trademark.

SECTION 3. Protection of Intellectual Property By Grantors. Except as set forth below in this SECTION 3, each of the Grantors shall use commercially reasonable efforts to undertake the following with respect to each item of Intellectual Property used or useful to the conduct of the business of such Grantor, in each case as deemed appropriate in such Grantor’s reasonable business judgment:

(a) Pay all renewal fees and other fees and costs associated with maintaining and prosecuting issuances, registrations and applications relating to such Intellectual Property and take all other customary and reasonably necessary steps to maintain each registration of such Intellectual Property.

(b) Take all actions reasonably necessary to prevent any of such Intellectual Property from becoming forfeited, abandoned, dedicated to the public (other than at the expiration of any non-renewable statutory term), or invalidated.

(c) At the Grantors’ sole cost and expense, pursue the prosecution of each application for registration in such Intellectual Property that is the subject of the security interest created herein and not abandon any such application.

(d) At the Grantors’ sole cost and expense take any and all action that the Grantors reasonably deem appropriate under the circumstances to protect such Intellectual Property from infringement, misappropriation or dilution, including, without limitation, the prosecution and defense of infringement actions.

Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, and no Material Adverse Effect would result therefrom, no Grantor shall have any obligation to take any of the actions described in Sections 3(a), (b), (c) and (d) above with respect to any Intellectual Property (i) that relates solely to any of the Grantor’s products or services that have been discontinued, abandoned or terminated, or (ii) that has been replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to take such actions with respect to such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the security interest created by this Agreement, or (iii) that otherwise is no longer used in or useful to the business of any Grantor.

SECTION 4. Grantors’ Representations and Warranties. In addition to any representations and warranties contained in any other Loan Documents, each Grantor represents and warrants that:

(a) EXHIBIT A is a true, correct and complete list of all United States and Canadian Copyright registrations and applications for the registration of Copyrights owned by such Grantor.

(b) EXHIBIT B is a true, correct and complete list of all United States and Canadian Patents and Patent applications owned by such Grantor.

(c) EXHIBIT C is a true, correct and complete list of all United States and Canadian Trademark registrations and applications owned by such Grantor.

(d) EXHIBIT D is a true, correct and complete list of all Licenses (other than Licenses relating to commercially available, off-the-shelf software) to which such Grantor is a party as of the date hereof.

(e) Except as set forth in EXHIBIT D, none of the Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(f) All IP Collateral is, and shall remain, free and clear of all Liens, encumbrances, or security interests in favor of any Person, other than Permitted Encumbrances and Liens in favor of the Collateral Agent.

(g) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor’s rights in, any Intellectual Property or Licenses in any respect that could reasonably be expected to have a Material Adverse Effect on the business or the property of such Grantor.

(h) Such Grantor shall give the Collateral Agent prompt written notice (with reasonable detail), but in no event more than thirty (30) days following the occurrence of any of the following:

(i) Such Grantor’s filing applications for registration of, being issued a registration in or receiving an issuance of any Intellectual Property, or otherwise acquiring ownership of any registered Intellectual Property (other than the acquisition by such Grantor of the right to sell products containing the trademarks of others in the ordinary course of such Grantor’s business).

(ii) The filing and acceptance of a statement of use or an amendment to allege use in connection with any of such Grantor’s intent-to-use Trademark applications.

(iii) Such Grantor’s entering into any new Licenses with respect to the Intellectual Property.

(iv) Such Grantor’s knowing that any application or registration relating to any Intellectual Property could reasonably be expected to, other than as provided in SECTION 3 above, become forfeited, abandoned or dedicated to the public (other than at the end of any non-renewable statutory term), or of any adverse determination (including, without limitation, the institution of, or any such determination in, any proceeding in the PTO, the Copyright Office or any court or tribunal) regarding such Grantor’s ownership of, the validity of, or enforceability of any Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

SECTION 5. Agreement Applies to Future Intellectual Property.

(a) The provisions of this Agreement shall automatically apply to any such additional property or rights described in subsections (i), (ii), (iii) and (iv) of SECTION 4(h), above, all of which shall be deemed to be and treated as “Intellectual Property” or “Licenses”, as applicable, within the meaning of this Agreement. Upon the acquisition, execution, registration or application by any Grantor of any additional Intellectual Property or Licenses, Grantor shall promptly, but in no event more than thirty (30) days thereafter, deliver to the Collateral Agent an updated EXHIBIT A, B, C and/or D (as applicable) to this Agreement and hereby authorizes the Collateral Agent to file, at such Grantor’s expense, such updated Exhibit as set forth in SECTION 5(b).

(b) Upon the reasonable written request of the Collateral Agent, each of the Grantors shall execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request, including but not limited to notices of security interests substantially in the form of EXHIBIT E (Notice of Security Interest in Trademarks and Patents) or EXHIBIT F (Notice of Security Interest in Copyrights), as applicable, attached hereto, to evidence the Collateral Agent’s security interest in any Intellectual Property in the United States or Canada (including, without limitation, filings with the PTO, the Copyright Office, the Canadian Intellectual Property Office, or any similar government office, as applicable), and each of the Grantors hereby appoints the Collateral Agent as its attorney-in-fact for the sole purpose of executing and filing all such writings for the foregoing purposes, all such acts of such attorney being hereby ratified and confirmed; provided, however, the Collateral Agent’s taking of such action shall not be a condition to the creation or perfection of the security interest created hereby.

SECTION 6. Grantors’ Rights To Enforce IP Collateral. Prior to the occurrence or after the cure of an Event of Default, the Grantors shall have the exclusive right to sue for past, present and future infringement, misappropriation or dilution of or other conflict with the IP Collateral, including without limitation the right to seek injunctions and/or money damages in an effort by the Grantors to protect the Intellectual Property and Licenses against infringement, misappropriation or dilution by or other conflict with third parties, provided, however, that:

(a) The Grantors first provide the Collateral Agent with written notice of the Grantors’ institution of any legal proceedings for enforcement of any Intellectual Property or Licenses.

(b) Any money damages awarded or received by the Grantors on account of such suit (or the threat of such suit) shall constitute IP Collateral.

(c) Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent, by written notice to the Grantors, may terminate or limit the Grantor’s rights under this SECTION 6.

SECTION 7. Collateral Agent’s Actions To Protect Intellectual Property. In the event of

(a) any Grantor’s failure, within thirty (30) days of written notice from the Collateral Agent, to cure any failure by such Grantor to observe or perform any of such Grantor’s covenants, agreements or other obligations hereunder; and/or

(b) the occurrence and continuance of any Event of Default,

the Collateral Agent, acting in its own name or in that of any Grantor, may (but shall not be required to) act in any Grantor’s place and stead and/or in the Collateral Agent’s own right in connection therewith.

SECTION 8. Rights Upon Default. Upon the occurrence and during the continuance of an Event of Default, in addition to all other rights and remedies hereunder, the Collateral Agent may exercise all rights and remedies of a Secured Party as defined in the UCC, with respect to the Intellectual Property and the Licenses, in addition to which the Collateral Agent may sell, license, assign, transfer, or otherwise dispose of the Intellectual Property or Licenses, subject to those restrictions to which such Grantor is subject under Applicable Law and by contract. Any person may conclusively rely upon an affidavit of a Responsible Officer of the Collateral Agent that an Event of Default has occurred and that the Collateral Agent is authorized to exercise such rights and remedies.

SECTION 9. Collateral Agent As Attorney-In-Fact.

(a) Each of the Grantors hereby irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as and for such Grantor’s true and lawful agent and attorney-in-fact, exercisable upon the occurrence and during the continuance of any Event of Default, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor’s name or otherwise, for the use and benefit of the Collateral Agent and the other Secured Parties:

(i) To supplement and amend from time to time EXHIBITS A, B and C of this Agreement to include any newly developed, applied for, registered, or acquired Intellectual Property of such Grantor and any intent-to-use Trademark applications for which a statement of use or an amendment to allege use has been filed and accepted by the PTO.

(ii) To exercise any of the rights and powers referenced herein.

(iii) To execute all such instruments, documents, and papers as the Collateral Agent reasonably determines to be appropriate in connection with the exercise of such rights and remedies, subject to those restrictions to which such Grantor is subject under Applicable Law and by contract.

(b) The power of attorney granted herein, being coupled with an interest, shall be irrevocable until this Agreement is terminated in writing by a duly authorized officer of the Collateral Agent.

(c) The Collateral Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by SECTION 9(a), but if the Collateral Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Grantors for any act or omission to act, except for any act or omission to act as to which there is a final and nonappealable judgment made by a court of competent jurisdiction, which determination includes a specific finding that the subject act or omission to act has resulted from the gross negligence, bad faith or willful misconduct of the Collateral Agent.

SECTION 10. Collateral Agent’s Rights. Any use by the Collateral Agent of the Intellectual Property, as authorized hereunder in connection with the exercise of the Collateral Agent’s rights and remedies under this Agreement, the Credit Agreement and the Security Agreement shall be coextensive with the Grantor’s rights thereunder and with respect thereto and without any liability for royalties or other related charges.

SECTION 11. Intent. A notice of security interest, in form and substance reasonably satisfactory to the Collateral Agent and substantially in the form of EXHIBIT E and EXHIBIT F, as applicable, attached hereto, will be executed and delivered by the Grantors to the Collateral Agent contemporaneously with the execution and delivery of this Agreement for the purpose of recording the grant of the security interest of the Collateral Agent in the Intellectual Property with the PTO, the Copyright Office, or the Canadian Intellectual Property Office, as applicable. It is intended that the security interest granted pursuant to this Agreement or pursuant to any security agreement used for the purpose of recording with the PTO, the Copyright Office, or the Canadian Intellectual Property Office, as applicable, the grant of the security interest herein is coextensive with, and not in addition to or in limitation of, the Security Interest granted to the Collateral Agent, for its own benefit and the benefit of the other Secured Parties, under the Security Agreement. All provisions of the Security Agreement shall apply to the IP Collateral. The Collateral Agent shall have the same rights, remedies, powers, privileges and discretions with respect to the security interests created in the IP Collateral as in all other Collateral. In the event of a conflict between this Agreement and the Security Agreement, the terms of this Agreement shall control with respect to the IP Collateral and the Security Agreement with respect to all other Collateral.

SECTION 12. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further documents, financing statements, agreements and instruments and take all such further actions as the Collateral Agent may from time to time reasonably request in writing to better assure, preserve, protect and perfect in the United States or Canada (as applicable) the security interest in the IP Collateral granted pursuant to this Agreement and the rights and remedies created hereby or the validity or priority of such security interest, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the security interest and the filing of any financing statements or other documents in connection herewith or therewith.

SECTION 13. Termination; Release of IP Collateral. Except for those provisions which expressly survive the termination thereof, this Agreement and the security interest granted herein shall automatically terminate when (i) the Commitments shall have expired or been terminated, (ii) the principal of and interest on each Revolving Credit Loan and all fees and other Secured Obligations (other than contingent indemnification obligations as to which no claims have been asserted) shall have been paid in full, (iii) all Letters of Credit shall have expired or terminated or been cash collateralized or backstopped by a letter of credit reasonably acceptable to the Administrative Agent and the Issuing Banks to the extent provided in the Credit Agreement, and (iv) all Letter of Credit Disbursements shall have been reimbursed, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors’ expense, all termination statements, releases and similar documents that the Grantors shall reasonably request to evidence such termination; provided, however, in connection with the termination of this Agreement and the release and termination of the security interests in the Collateral, the Collateral Agent, on behalf of itself and the other Credit Parties, may require such indemnities as it shall reasonably deem necessary or appropriate to protect the Credit Parties against (x) loss on account of credits previously applied to the Obligations that may subsequently be reversed or revoked, and (y) any obligations that may thereafter arise with respect to the Other Liabilities and provided further that the Credit Agreement, this Agreement, and the security interest granted herein shall be reinstated if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of any Grantor or any other Loan Party and provided further that this Agreement shall remain in full force and effect with respect to those provisions of this Agreement that expressly survive termination hereof. Any execution and delivery of termination statements, releases or other documents pursuant to this SECTION 13 shall be without recourse to, or warranty by, the Collateral Agent or any other Secured Party.

SECTION 14. Choice of Laws. It is intended that all rights and obligations under this Agreement, including matters of construction, validity, and performance, shall be governed by the laws of the State of New York.

SECTION 15. Notices. All communications, requests and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.

SECTION 16. Intercreditor Agreement. The Grantors and the Collateral Agent acknowledge that the exercise of certain of the Collateral Agent’s Rights and Remedies hereunder may be subject to, and restricted by, the provisions of the Intercreditor Agreement. Except as specified herein, nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this Agreement, which, as among the Grantors and the Collateral Agent shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Grantors and the Collateral Agent have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

GRANTORS:	BORROWERS:

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, as Lead Borrower

	By:	/s/ Paul Tang
	Name:	Paul Tang
	Title:	Duly Authorized Signatory

THE ENTITIES LISTED ON SCHEDULE I HERETO, as Borrowers

	By:	/s/ Paul Tang
	Name:	Paul Tang
	Title:	Duly Authorized Signatory

FACILITY GUARANTORS:

THE ENTITIES LISTED ON SCHEDULE II HERETO, as Facility Guarantors

	By:	/s/ Paul Tang
	Name:	Paul Tang
	Title:	Duly Authorized Signatory

COLLATERAL AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Kathleen Dimock
	Name:	Kathleen Dimock
	Title:	Managing Director

EXHIBIT A

List of Copyrights

Copyright Registrations and Applications

None

EXHIBIT B

List of Patents

Patents and Patent Applications

None

EXHIBIT C

List of Trademarks

U.S. Federal Trademark Registrations and Applications

Country	Trademark	Status	App/Reg. No.	App/Reg. Date
US	ALASKA WOODS	Registered	2,449,434	5/8/2001

US	BABY DEPOT	Registered	2,395,816	10/17/2000

US	BCF	Registered	2,646,648	11/5/2002

US	BCF BURLINGTON COAT FACTORY (DESIGN)	Registered	2,976,498	7/26/2005

US	BURLINGTON COAT FACTORY WITH HEART LOGO IN PLACE OF “B”	Pending	78/748,752	11/7/2005

US	THE BIG PLUSH	Registered	2,554,008	3/26/2002

US	BRIGHT IDEAS	Pending	78/538,509	12/27/2004

US	BURLINGTON COAT FACTORY	Registered	1,850,094	8/16/1994

US	CHARLES KLEIN	Registered	1,905,702	7/18/1995

US	COHOES	Registered	1,314,745	1/15/1985

US	DECK TREKER	Registered	2,398,659	10/24/2000

US	ENZO BACELI	Pending ITU*	78/387,555	3/19/2004

US	FOU FOU VALENTINE	Pending ITU*	75,583,934	11/6/1998

US	FRANCO PROPATO	Pending ITU*	78/473,043	8/25/2004

US	GOOD GOOSE	Pending ITU*	78/519,885	11/19/2004

US	HOME DECOR	Pending ITU*	78/720,420	9/26/2005

US	KID’S DEPOT	Registered	2,271,048	8/17/1999

US	LINENS, GIFTS & MORE	Registered	2,621,835	9/17/02

US	LUXURY LINENS	Registered	2,098,506	9/23/1997

US	MIDNIGHT DAWN	Registered	2,480,880	8/21/2001

Country	Trademark	Status	App/Reg. No.	App/Reg. Date
US	MJM DESIGNER SHOES	Registered	2,851,935	6/8/2004

US	NANCY’S FANCY	Registered	1,905,048	7/11/1995

US	OPERATION CAR SEAT	Pending ITU*	78/509,825	11/2/2004

US	PROJECT CHECKPOINT	Pending ITU*	78/506,111	10/26/2004

US	SENSATIONAL SILHOUETTES	Registered	2,565,931	4/30/2002

US	STYLES TO LIVE FOR PRICES TO DIE FOR	Registered	2,999,009	9/20/2005

US	TRAVEL TRENDS	Registered	2,957,472	5/31/2005

*	Filed under intent to use provisions of U.S. Trademark Law

U.S. State Trademark Registrations

Country	Trademark	Status	Reg. No.	Reg. Date
U.S. State- California	BURLINGTON COAT FACTORY WAREHOUSE	Registered**	39422	10/11/91

U.S. State- Georgia	BURLINGTON COAT FACTORY	Registered**	S4473	7/17/81

U.S. State- Georgia	BURLINGTON COAT FACTORY WAREHOUSE	Registered**	S4474	7/17/81

U.S. State- Maryland	BURLINGTON COAT FACTORY	Registered**	2753	5/31/81

U.S. State- Maryland	BURLINGTON COAT FACTORY WAREHOUSE	Registered**	798	11/9/81

U.S. State- Michigan	BURLINGTON COAT FACTORY	Registered**	M36004	6/15/83

U.S. State- Ohio	BURLINGTON COAT FACTORY WAREHOUSE	Registered**	5001	6/14/83

**	Burlington Coat Factory Warehouse Corporation (“BCFWC”) does not intend to maintain these state registrations, some of which may already have lapsed.

Foreign Trademark Registrations and Applications

Country	Trademark	Status	App/Reg. No.	App/Reg. Date
Canada	BABY DEPOT	Pending***	9/22/98	1281110

Canada	BURLINGTON COAT FACTORY	Pending***	9/22/1998	0891003

Canada	CHARLES KLEIN	Pending***	4/27/2000	1057001

Canada	KID’S DEPOT	Pending***	5/8/2000	1056993

Canada	LUXURY LINENS	Pending***	9/22/1998	0891034

Canada	MIDNIGHT DAWN	Pending***	4/27/2000	1057002

Canada	SENSATIONAL SILHOUETTES	Pending***	4/27/2000	1057003

***	Applications are still pending because BCFWC currently has no operations in Canada.

EXHIBIT D

List of Licenses

Copyright Licenses

ZIPsales Returns License Agreement, dated June 7, 2004, between CCH Incorporated and Burlington Coat Factory Warehouse.

Software License Agreement, dated November 28, 2001, between Enactex, Inc. and Burlington Coat Factory Warehouse Corporation.

Enterprise System License Agreement, dated November 8, 2001, between GE Information Services, Inc. and Burlington Coat Factory Warehouse Corporation.

Customer Agreement, dated September 13, 2000, between Burlington Coat Factory Warehouse Corporation and International Business Machines Corporation.

License Agreement, dated October 31, 2002 between LAWTRAC Development Corporation and Burlington Coat Factory Warehouse Corporation.

License Authorization Grant, dated September 12, 2002, between McAfee Security and Burlington Coat Factory.

Multi-Territory Account Service Agreement, dated August 31, 2001, between MUZAK LLC and Burlington Coat Factory Warehouse Corporation.

Software License Agreement, dated June 28, 2005, between Noetix and Burlington Coat Factory Warehouse Corporation.

Software License Agreement, dated April 30, 1987, between Oracle and Burlington Coat Factory.

Master Software License and Services Agreement, dated February 11, 2005, between ProfitLogic, Inc. and Burlington Coat Factory Warehouse Corporation.

Product Order Form, dated March 2, 2005, between Proofpoint and Burlington Coat Factory Warehouse Corporation.

Software License and Maintenance Agreement, dated November 15, 1999, between MarketMAX, Inc. (SAS) and Burlington Coat Factory Warehouse Corporation.

Master Terms and Conditions, dated June 26, 2002, between Storage Technology Corporation and Burlington Coat Factory Warehouse Corporation.

GeoCodes License Agreement, dated December 13, 2002, between Vertex, Inc. and Burlington Coat Factory Warehouse Corporation.

Software License, dated February 1, 1994, between Seigler Mountain Group, Inc. and Burlington Coat Factory Warehouse Corporation.

Software License Agreement between Compliance Networks, L.L.C. and Burlington Coat Factory Warehouse Corporation dated October 31, 2001.

License Agreement and Order Form between Computer Associates International, Inc. and Burlington Coat Factory dated March 31, 2002.

CyberSource eCommerce Solutions Agreement between CyberSource Corporation and Burlington Coat Factory Warehouse Corporation dated November 5, 2001.

Software License and Services Agreement between E.piphany, Inc. and Burlington Coat Factory Warehouse Corporation dated June 29, 2001.

Sales Agreement between Burlington Coat Factory, Inc. and Financial Computer Services, Inc. dated July 1, 1997.

Product and Services End-User License Agreement between geoVue, Inc. and Burlington Coat Factory Warehouse Corporation dated March 26, 2004.

Energy CAP Enterprise Software Purchase Agreement between Burlington Coat Factory Warehouse Corporation and Good Steward Software, LLC dated May 13, 2005.

Latitude Communications, Inc. Software License Agreement and Standard Terms and Conditions of Sale dated June 24, 2002.

Mercury Interactive Corporation U.S. Software License Agreement between Mercury Interactive Corporation and Burlington Coat Factory dated March 30, 2001.

Volume License Agreement between Novell and Burlington Coat Factory Warehouse Corporation dated October 27, 2004.

Agreement between NSB Retail Solutions Inc. (formerly STS Systems Ltd. and prior to that Merchandise Management Systems, Inc.) and Burlington Coat Factory Warehouse Corporation dated December 5, 1989.

Sun Microsystems, Inc. Loaner Agreement between Sun Microsystems, Inc. and Burlington Coat Factory dated May 31, 2002.

Workbrain, Inc. Master License Agreement between Workbrain, Inc. and Burlington Coat Factory Warehouse Corporation dated May 1, 2002.

Patent Licenses

None.

Trademark Licenses

None.

EXHIBIT E

Form of Notice of Security Interest in Trademarks and Patents

NOTICE OF SECURITY INTEREST IN TRADEMARKS AND PATENTS

This NOTICE OF SECURITY INTEREST IN TRADEMARKS AND PATENTS, dated as of                  , 200   (this “Notice”), is made by and among (a) each of the Persons listed on Schedule I to the Intellectual Property Security Agreement referred to below (collectively, the “Borrowers”), (b) each of the Persons listed on Schedule II to the Intellectual Property Security Agreement referred to below (collectively, the “Facility Guarantors”) (the Borrowers and the Facility Guarantors are hereinafter referred to, collectively, as the “Grantors”), and (c) Bank of America, N.A., a national banking association, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Secured Parties (as defined in the Security Agreement referred to below), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, Grantors are party to a Security Agreement and an Intellectual Property Security Agreement of even date herewith in favor of the Collateral Agent and the Secured Parties;

WHEREAS, pursuant to the Security Agreement and Intellectual Property Security Agreement, Grantors have executed and delivered this Notice for the purpose of recording and confirming the grant of the security interest of the Collateral Agent in the Trademark Collateral and Patent Collateral (each as defined below) with the United States Patent and Trademark Office and the Canadian Intellectual Property Office;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein and in the Security Agreement and Intellectual Property Security Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantors and the Collateral Agent, on its own behalf and on behalf of the other Secured Parties (and each of their respective successors or assigns), hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Intellectual Property Security Agreement and used herein have the meaning given to them in the Intellectual Property Security Agreement.

SECTION 2. Grant of Security Interest. In furtherance and as confirmation of the Security Interest granted by the Grantors to the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) under the Security Agreement and the Intellectual Property Security Agreement, and as further security for the payment or performance, as the case may be, in full of the Secured Obligations, each of the Grantors hereby ratifies such Security Interest and grants to the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) a continuing security interest, in all of the present and future right, title and interest of such Grantor in, to and under the following property, and each item thereof, whether now owned or existing or hereafter acquired or arising, together with all products, proceeds, substitutions, and accessions of or to any of the following property (collectively, the “Trademark and Patent Collateral”):

(a) All trademarks, trade names, corporate names, company names, Internet domain names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers, whether registered or unregistered, together with all registrations thereof, all applications in connection therewith and all renewals thereof, and any goodwill of the business connected with, and symbolized by, any of the foregoing, including, without limitation, the trademark registrations and trademark applications set forth on Exhibit A attached hereto (collectively, “Trademarks”);

(b) All patents and applications for patents, and the inventions and improvements therein disclosed, and any and all divisions, revisions, reissues and continuations, continuations-in-part, extensions, and reexaminations of said patents, including, without limitation, the patents and patent applications set forth on Exhibit B attached hereto (collectively, “Patents”);

(c) All agreements, whether written or oral, providing for the grant by or to any Grantor of any right in respect of any Patent or Trademark (collectively, “Licenses”) and all income, royalties, damages and payments now and hereafter due and/or payable under and with respect to the Trademarks and Patents, including, without limitation, payments under all Licenses entered into in connection therewith and damages and payments for past or future infringements, misappropriations or dilutions thereof;

(d) The right to sue for past, present and future infringements, misappropriations and dilutions of any of the Trademarks and Patents; and

(e) All of the Grantors’ rights corresponding to any of the foregoing throughout the world.

Notwithstanding the foregoing, no Trademark shall be included in the Trademark and Patent Collateral to the extent that the grant of a security interest in such Trademark would result in, permit or provide grounds for the cancellation or invalidation of such Trademark.

SECTION 3. Intent. This Notice is being executed and delivered by the Grantors for the purpose of recording and confirming the grant of the security interest of the Collateral Agent in the Trademark and Patent Collateral with the United States Patent and Trademark Office and the Canadian Intellectual Property Office. It is intended that the security interest granted pursuant to this Notice is granted in conjunction with, and not in addition to or limitation of, the Security

Interest granted to the Collateral Agent, for its own benefit and the benefit of the other Secured Parties, under the Security Agreement and the Intellectual Property Security Agreement. All provisions of the Security Agreement and the Intellectual Property Security Agreement shall apply to the Trademark and Patent Collateral. The Collateral Agent shall have the same rights, remedies, powers, privileges and discretions with respect to the security interests created in the Trademark and Patent Collateral as in all other Collateral. In the event of a conflict between this Notice and the Intellectual Property Security Agreement, the terms of the Intellectual Property Security Agreement shall control.

SECTION 4. Recordation. Each Grantor authorizes and requests that the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this Notice.

SECTION 5. Termination; Release of Trademark and Patent Collateral . Upon termination of the Security Interest in the Trademark and Patent Collateral in accordance with Section 13 of the Intellectual Property Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantor, at such Grantor’s expense, an instrument in writing in recordable form releasing the collateral pledge, grant, lien and security interest in the Trademark and Patent Collateral under this Notice. Any execution and delivery of termination statements, releases or other documents pursuant to this SECTION 5 shall be without recourse to, or warranty by, the Collateral Agent or any other Secured Party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Grantors and the Collateral Agent have caused this Notice to be executed by their duly authorized officers as of the date first above written.

GRANTORS:	BORROWERS:

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

By:
Name:
Title:

[INSERT OTHER BORROWER SIGNATURE BLOCKS]

By:
Name:
Title:

FACILITY GUARANTORS: [INSERT FACILITY GUARANTOR SIGNATURE BLOCKS]

By:
Name:
Title:

COLLATERAL
AGENT:	BANK OF AMERICA, N.A.

By:
Name:
Title:

EXHIBIT A

Trademark Registrations and Applications

EXHIBIT B

Patents and Patent Applications

EXHIBIT F

Form of Notice of Security Interest in Copyrights

NOTICE OF SECURITY INTEREST IN COPYRIGHTS

This NOTICE OF SECURITY INTEREST IN COPYRIGHTS, dated as of                  , 200   (this “Notice”), is made by and among (a) each of the Persons listed on Schedule I to the Intellectual Property Security Agreement referred to below (collectively, the “Borrowers”), (b) each of the Persons listed on Schedule II to the Intellectual Property Security Agreement referred to below (collectively, the “Facility Guarantors”) (the Borrowers and the Facility Guarantors are hereinafter referred to, collectively, as the “Grantors”), and (c) Bank of America, N.A., a national banking association, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Secured Parties (as defined in the Security Agreement referred to below), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, Grantors are party to a Security Agreement and an Intellectual Property Security Agreement of even date herewith in favor of the Collateral Agent and the Secured Parties;

WHEREAS, pursuant to the Security Agreement and Intellectual Property Security Agreement, Grantors have executed and delivered this Notice for the purpose of recording and confirming the grant of the security interest of the Collateral Agent in the Copyright Collateral (as defined below) with the United States Copyright Office and the Canadian Intellectual Property Office;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein and in the Security Agreement and Intellectual Property Security Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantors and the Collateral Agent, on its own behalf and on behalf of the other Secured Parties (and each of their respective successors or assigns), hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Intellectual Property Security Agreement and used herein have the meaning given to them in the Intellectual Property Security Agreement.

SECTION 2. Grant of Security Interest. In furtherance and as confirmation of the Security Interest granted by the Grantors to the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) under the Security Agreement and the Intellectual Property Security Agreement, and as further security for the payment or performance, as the case may be, in full of the Secured Obligations, each of the Grantors hereby ratifies such Security Interest and grants to the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) a continuing security interest, in all of the present and future right, title and interest of such Grantor in, to and under the following property, and each item thereof, whether now owned or existing or hereafter acquired or arising, together with all products, proceeds, substitutions, and accessions of or to any of the following property (collectively, the “Copyright Collateral”):

(a) All copyrights and like protections in each work of authorship or derivative work thereof, whether registered or unregistered and whether published or unpublished, including without limitation the registrations and applications set forth on Exhibit A attached hereto, and all renewals thereof (collectively, “Copyrights”);

(b) All agreements, whether written or oral, providing for the grant by or to any Grantor of any right in respect of any Copyright (collectively, “Licenses”) and all income, royalties, damages and payments now and hereafter due and/or payable under and with respect to the Copyrights, including, without limitation, payments under all Licenses entered into in connection therewith and damages and payments for past or future infringements thereof;

(c) The right to sue for past, present and future infringements of any of the Copyrights; and

(d) All of the Grantors’ rights corresponding to any of the foregoing throughout the world.

SECTION 3. Intent. This Notice is being executed and delivered by the Grantors for the purpose of recording and confirming the grant of the security interest of the Collateral Agent in the Copyright Collateral with the United States Copyright Office and the Canadian Intellectual Property Office. It is intended that the security interest granted pursuant to this Notice is granted in conjunction with, and not in addition to or limitation of, the Security Interest granted to the Collateral Agent, for its own benefit and the benefit of the other Secured Parties, under the Security Agreement and the Intellectual Property Security Agreement. All provisions of the Security Agreement and the Intellectual Property Security Agreement shall apply to the Copyright Collateral. The Collateral Agent shall have the same rights, remedies, powers, privileges and discretions with respect to the security interests created in the Copyright Collateral as in all other Collateral. In the event of a conflict between this Notice and the Intellectual Property Security Agreement, the terms of the Intellectual Property Security Agreement shall control.

SECTION 4. Recordation. Each Grantor authorizes and requests that the Register of Copyrights and any other applicable government officer record this Notice.

SECTION 5. Termination; Release of Copyright Collateral . Upon termination of the Security Interest in the Copyright Collateral in accordance with Section 13 of the Intellectual Property Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantor, at such Grantor’s expense, an instrument in writing in recordable form releasing the collateral pledge, grant, lien and security interest in the Copyright Collateral under this Notice. Any execution and delivery of termination statements, releases or other documents pursuant to this SECTION 5 shall be without recourse to, or warranty by, the Collateral Agent or any other Secured Party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Grantors and the Collateral Agent have caused this Notice to be executed by their duly authorized officers as of the date first above written.

GRANTORS:	BORROWERS:

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

By:
Name:
Title:

[INSERT OTHER BORROWER SIGNATURE BLOCKS]

By:
Name:
Title:

FACILITY GUARANTORS:

[INSERT FACILITY GUARANTOR SIGNATURE BLOCKS]

By:
Name:
Title:

COLLATERAL
AGENT:	BANK OF AMERICA, N.A.

By:
Name:
Title:

EXHIBIT A

Copyright Registrations and Applications

Schedule I

Borrowers

Burlington Coat Factory Warehouse Corporation (Lead Borrower)

Burlington Coat Factory of Alabama, LLC

Burlington Coat Factory Warehouse of Anchorage, Inc.

Burlington Coat Factory of Arizona, LLC

Burlington Coat Factory of Arkansas, LLC

Baby Depot of California, LLC

Baby Depot of Ontario, Inc.

Baby Depot of San Diego, Inc.

Burlington Coat Factory of California, LLC

Burlington Coat Factory Warehouse of San Francisco, Inc.

Burlington Coat Factory Warehouse of San Bernardino, Inc.

Burlington Coat Factory Warehouse of San Bernadino, LLC

MJM Designer Shoes of Sacramento, Inc.

MJM Designer Shoes of Ontario, Inc.

MJM Designer Shoes of Modesto, Inc.

MJM Designer Shoes of California, LLC

Totally 4 Kids of Milpitas, Inc.

Totally 4 Kids of Ontario, Inc.

Burlington Coat Factory of Colorado, LLC

Burlington Coat Factory of Connecticut, LLC

Cohoes Fashions of Connecticut, LLC

Burlington Coat Factory of Delaware, LLC

Burlington Coat Factory of Texas, L.P.

C.F.B., Inc.

MJM Designer Shoes of Delaware, LLC

Burlington Coat Factory of Florida, LLC

MJM Designer Shoes of Florida, LLC

Burlington Coat Factory of Georgia, LLC

Burlington Coat Factory Warehouse of Atlanta, Inc.

Burlington Coat Factory of Idaho, LLC

Burlington Coat Factory of Illinois, LLC

Burlington Coat Factory Warehouse of Chicago, Inc.

Burlington Coat Factory Warehouse of East St. Louis, Inc.

Burlington Coat Factory Warehouse of Tinley Park, Inc.

Burlington Coat Factory of Indiana, LLC

Burlington Coat Factory Warehouse of Des Moines, Inc.

Burlington Coat Factory of Kansas, LLC

Burlington Coat Factory of Kentucky, Inc.

Burlington Coat Factory Warehouse of Lexington, Inc.

Burlington Coat Factory Warehouse of Dixie, Inc.

Burlington Coat Factory of Louisiana, LLC

Burlington Coat Factory of Maine, LLC

Burlington Coat Factory of Maryland, LLC

Burlington Coat Factory of Massachusetts, LLC

Cohoes Fashions of Massachusetts, LLC

Decelle of Shrewsbury, Inc.

Decelle of North Attleboro, Inc.

Burlington Coat Factory of Michigan, LLC

Burlington Coat Factory Warehouse of Detroit, Inc.

Burlington Coat Factory Warehouse of Redford, Inc.

Burlington Coat Factory Warehouse of Walker, Inc.

Burlington Coat Factory Warehouse of Grand Rapids, Inc.

Burlington Coat Factory of Minnesota, LLC

Burlington Coat Factory of Missouri, LLC

Burlington Coat Factory Warehouse of Desperes, Inc.

Burlington Coat Factory Warehouse of Missouri, Inc.

Burlington Coat Factory Warehouse of St. Ann, Inc.

Burlington Coat Factory Warehouse of Benjamin KC, Inc.

Burlington Coat Factory Warehouse of Kingshighway, Inc.

Burlington Coat Factory Warehouse of St. Peters, Inc.

Burlington Coat Factory Warehouse of St. Louis, Inc.

Burlington Coat Factory Warehouse Bridgeton, Inc.

Luxury Linens of St. Louis, Inc.

Burlington Coat Factory of Nebraska, LLC

Burlington Coat Factory of Nevada, LLC

Burlington Coat Factory of New Hampshire, LLC

Burlington Coat Factory Direct Corporation

Burlington Coat Factory of New Jersey, LLC

Burlington Coat Factory Warehouse of Flemington, Inc.

Burlington Coat Factory Warehouse of New Jersey, Inc.

Cohoes Fashions of New Jersey, LLC

MJM Designer Shoes of Moorestown, Inc.

MJM Designer Shoes of New Jersey, LLC

Super Baby Depot of Moorestown, Inc.

Burlington Coat Factory of New Mexico, LLC

Burlington Coat Factory Warehouse of Albuquerque, Inc.

Burlington Coat Factory Warehouse of West Albuquerque, Inc.

Burlington Coat Factory of New York, LLC

Georgetown Fashions Inc.

Monroe G. Milstein, Inc.

Cohoes Fashions of New York, LLC

MJM Designer Shoes of New York, LLC

Burlington Coat Factory of North Carolina, LLC

Burlington Coat Factory of North Dakota, LLC

Burlington Coat Factory of Ohio, LLC

Burlington Coat Factory Warehouse of Cleveland, Inc.

Burlington Coat Factory Warehouse of Cuyahoga, Inc.

Burlington Coat Factory of Oklahoma, LLC

Burlington Coat Factory of Oregon, LLC

Burlington Coat Factory Warehouse of Bristol, LLC

Burlington Coat Factory of Pennsylvania, LLC

Burlington Coat Factory Outlet Inc.

Burlington Coat Factory Outlet of Eynon, Inc.

Burlington Coat Factory Outlet of Reading, Inc.

Burlington Coat Factory Warehouse of Fairgrounds, Inc.

Burlington Coat Factory Warehouse of Jenkintown, Inc.

Burlington Coat Factory Warehouse of Market, Inc.

Burlington Coat Factory Warehouse of Lancaster, Inc.

Burlington Coat Factory Warehouse of Pennsylvania, Inc.

Burlington Coat Factory Warehouse of Monroeville, Inc.

Burlington Coat Factory Warehouse of Edwardsville, Inc.

Burlington Coat Factory Warehouse of Philadelphia, Inc.

Burlington Coat Factory Warehouse of Allentown, Inc.

Burlington Coat Factory Warehouse of Bethel Park, Inc.

Burlington Coat Factory Warehouse of Harrisburg, Inc.

Burlington Coat Factory Warehouse of Allegheny, Inc.

Burlington Coat Factory Warehouse of Franklin, Inc.

Burlington Coat Factory Warehouse of Havertown, Inc.

Burlington Coat Factory Warehouse of Montgomeryville, Inc.

Burlington Coat Factory Warehouse of Cheltenham, Inc.

Burlington Coat Factory Warehouse of Wilkes-Barre, Inc.

Burlington Coat Factory Warehouse of Millcreek, Inc.

Burlington Coat Factory Warehouse of Langhorne, Inc.

Burlington Coat Factory Warehouse of Greensburg, Inc.

Burlington Coat Factory Warehouse of West Mifflin, Inc.

Burlington Coat Factory Warehouse of Warminster, Inc.

Burlington Coat Factory Warehouse of Whitehall, Inc

Burlington Coat Factory Warehouse of Center City, Inc.

Burlington Coat Factory Warehouse of York, Inc.

Burlington Factory Warehouse of Reading, Inc.

Burlington Coat Factory Warehouse Inc.

Eynon Plaza Fashions, Inc.

Penn Plaza Fashions, Inc.

Penn Fashions, Inc.

MJM Designer Shoes of Eynon, Inc.

MJM Designer Shoes of St. David’s, Inc.

MJM Designer Shoes of Pennsylvania, LLC

Luxury Linens of Reading, Inc.

Luxury Linens of Levittown, Inc.

Luxury Linens of Monroeville, Inc.

Burlington Coat Factory Warehouse of East Providence, Inc.

Burlington Coat Factory Warehouse of Woonsocket, Inc.

Burlington Coat Factory Warehouse of Johnston, Inc.

Burlington Coat Factory Warehouse of Warwick, Inc.

Cohoes Fashions of Cranston, Inc.

Burlington Coat Factory of South Carolina, LLC

Burlington Coat Factory Warehouse of Charleston, Inc.

Burlington Coat Factory Warehouse of Memphis, Inc.

Burlington Coat Factory Warehouse of Shelby, Inc.

Burlington Coat Factory Warehouse of Hickory Commons, Inc.

Burlington Coat Factory Warehouse of Baytown, Inc.

MJM Designer Shoes of Texas, Inc.

Famous Brands of Dallas, Inc.

Burlington Coat Factory of Utah, LLC

Burlington Coat Factory Warehouse of Orem, Inc.

Burlington Coat Factory of Virginia, LLC

Burlington Coat Factory of Pocono Crossing, LLC

Burlington Coat Factory Warehouse of Coliseum, Inc.

Burlington Coat Factory of Washington, LLC

Burlington Coat Factory of West Virginia, LLC

Burlington Coat Factory of Wisconsin, LLC

Schedule 2

Guarantors

Burlington Coat Factory Holdings, Inc.

Burlington Coat Factory Investments Holdings, Inc.

Burlington Coat Factory Realty of Huntsville, LLC

Burlington Coat Factory Realty of Mesa, Inc.

Burlington Coat Factory Realty of Desert Sky, Inc.

Burlington Coat Factory Realty of Dublin, Inc.

Burlington Coat Factory Realty of Florin, Inc.

Burlington Coat Factory Realty of Ventura, Inc.

Burlington Coat Realty of East Windsor, Inc.

Burlington Coat Factory of Texas, Inc.

Burlington Coat Factory Purchasing, Inc.

C.F.I.C. Corporation

C.L.B., Inc.

Burlington Coat Factory Realty Corp.

Burlington Coat Factory Realty of University Square, Inc.

Burlington Coat Factory Realty of Coral Springs, Inc.

Burlington Coat Factory Realty of West Colonial, Inc.

Burlington Coat Factory Realty of Orlando, Inc.

Burlington Coat Factory Realty of Sarasota, Inc.

K&T Acquisition Corp.

Bee Ridge Plaza, LLC

Burlington Coat Factory Realty of Morrow, Inc.

Burlington Coat Realty of Gurnee, Inc.

Burlington Coat Factory Realty of Bloomingdale, Inc.

Burlington Coat Factory Realty of River Oaks, Inc.

Burlington Coat Factory Realty of Greenwood, Inc.

Burlington Coat Factory Realty of North Attleboro, Inc.

Burlington Coat Factory Realty of Des Peres, Inc.

Burlington Coat Realty of Las Vegas, Inc.

Burlington Coat Factory Realty of Edgewater Park, Inc.

Burlington Coat Factory Realty of Paramus, Inc.

Burlington Coat Factory Realty of Pinebrook, Inc.

Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.

Burlington Coat Factory Realty of Yonkers, Inc.

LC Acquisition Corp.

Burlington Coat Factory Realty of Tulsa, Inc.

Burlington Coat Factory Realty of West Mifflin, Inc.

Burlington Coat Factory Realty of Langhorne, Inc.

Burlington Coat Factory Realty of Whitehall, Inc.

Burlington Coat Factory Realty of Memphis, Inc.

Burlington Coat Factory Realty of Memphis, LLC

Burlington Coat Realty of Plano, Inc.

Burlington Coat Realty of Houston, Inc.

Burlington Coat Factory Realty of Westmoreland, Inc.

Burlington Coat Factory Realty of Bellaire, Inc.

Burlington Coat Factory Realty of El Paso, Inc.

Burlington Coat Realty of Potomac, Inc.

Burlington Coat Factory Realty of Fairfax, Inc.

Burlington Coat Factory Realty of Coliseum, Inc.

Burlington Coat Factory Realty of Franklin, Inc.